SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2020

CANNABIS GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 333-146404	99-0539775 (I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	MCTC	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On July 22, 2020, the Registrant entered into a material definitive agreement not made in the ordinary course of its business. The parties to the agreement are the Registrant and Whisper Weed, Inc., a California corporation. Edward Manolos, a director of the Registrant, is a shareholder in Whisper Weed, Inc. (“Whisper Weed”).

Whisper Weed conducts licensed and compliant delivery activity of cannabis products in California. The material definitive agreement requires the parties to create a separate entity, CGI Whisper W, Inc. in California as a wholly owned subsidiary of the Registrant. The business of CGI Whisper W, Inc. will be to provide management services for the lawful delivery of cannabis in the State of California. The Registrant will manage CGI Whisper W, Inc. operations.

In exchange for the Registrant providing management services to Whisper Weed through the auspices of CGI Whisper W, Inc., the Registrant will receive as consideration a quarterly fee of 51% of the net profits earned by Whisper Weed. As separate consideration for the transaction, the Registrant agreed to issue to Whisper Weed $150,000 in the Registrant’s restricted common stock, valued for purposes of issuance based on the average closing price of the Registrant’s common stock for the twenty days preceding the entry into the material definitive agreement.

Additionally, the Registrant agreed to amend its articles of incorporation to designate a new class of preferred shares. The preferred class shall be designated and issued to Whisper Weed. The preferred shares shall be convertible into the Registrant’s common stock after 6 months, and shall be senior to other debts of the Registrant. The Registrant agreed to include in the designation the obligation to make a single dividend payment to Whisper Weed equal to 90% of the initial quarterly net profits payable by Whisper Weed.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	Management Agreement	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 24, 2020

CANNABIS GLOBAL, INC.

By:	/s/ Arman Tabatabaei
Arman Tabatabaei (Principal Executive Officer)